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                                                                    EXHIBIT 10.5

                       COMMUNITY CENTRAL BANK CORPORATION

                      1999 STOCK OPTION PLAN FOR DIRECTORS

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                      As adopted by the Board of Directors
                                on March 2, 1999

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SECTION 1.        PURPOSE

                  The purpose of this Community Central Bank Corporation 1999 Stock Option Plan for Directors ("Plan") is to increase the proprietary interest of the Directors in the success of Community Central Bank Corporation ("Corporation") and to enhance the Corporation's ability to retain and attract experienced and knowledgeable directors.

SECTION 2.        DEFINITION OF SELECTED TERMS

                  In addition to the definitions of certain words and phrases that are provided in various sections of this Plan, the following terms when used herein shall have the meanings set forth below.

                  (a) "Affiliate(s)" shall mean those corporations a majority of the outstanding voting capital stock of which is directly or indirectly owned by the Corporation.

                  (b) "Annual Meeting" shall mean an annual meeting of the shareholders of the Corporation at which one or more members of the Board of Directors are elected, held in 2000, 2001, 2002 or 2003.

                  (c) "Board of Directors" shall mean the Board of Directors of the Corporation.

                  (d) "Director(s)" shall mean (i) members of the Board of Directors who are not employees of the Corporation or any Affiliate, and (ii) the Chairman of the Board of Directors, whether or not an employee of the Corporation or any Affiliate.

                  (e) "Fair Market Value per Share" on a particular date shall mean (i) if the common stock is quoted on the OTC Bulletin Board (the "Bulletin Board"), the mean between the closing high bid and low asked quotations for such day (or, in the event that the common stock was not quoted on such day, the most recent preceding business day on which the common


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                  stock was quoted) of the common stock on the Bulletin Board,
                  (ii) if the common stock is quoted on The Nasdaq Stock Market ("Nasdaq"), the mean between the closing high bid and low asked quotations for such day of the common stock on Nasdaq, or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Board of Directors.

                  (f) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (g) "Option" shall mean an option granted to a Director under this Plan.

                  (h) "Optionee" means any person to whom any Option has been granted or who becomes a holder of an Option under the provisions of this Plan.

SECTION 3.        ADMINISTRATION

                  This Plan shall be administered by the Board of Directors. The amount, nature, and timing of Options shall be automatic, as described in
Section 6, and not subject to the determination of the Board of Directors. The Board of Directors may, subject to the provisions of this Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of this Plan, and may make determinations and may take such other action in connection with or in relation to this Plan as it deems necessary or advisable. Each determination or other action made or taken by the Board of Directors pursuant to this Plan, including interpretations of this Plan, shall be final and conclusive for all purposes and upon all persons, including, but without limitation, the Corporation, its Affiliates, the affected Directors, and their respective successors in interest.

SECTION 4.        STOCK SUBJECT TO THIS PLAN

                  The Stock to be issued under this Plan shall be shares of common stock of the Corporation ("Stock"). The Stock shall be made available from authorized but unissued shares (including shares acquired in the open market). The total number of shares of Stock that may be issued under this Plan pursuant to Options granted hereunder shall be 60,000. Such number of shares shall be subject to adjustment in accordance with Section 10 hereof. Stock subject to any unexercised portion of an Option which expires, is cancelled, or is terminated for any reason, may again be subject to the grant of Options under this Plan.

SECTION 5.        ELIGIBILITY

                  Each Director is eligible to participate in this Plan. Options are automatically granted to Directors as provided for herein.


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SECTION 6.        GRANT AND EXERCISE OPTION

                  (a) Automatic Option Grants. As of April 21, 1999, each person who is a Director on such date shall be granted one Option to purchase 4,000 shares of Stock. Persons who for the first time are appointed or elected to the Board of Directors after April 21, 1999 will receive an Option for a number of shares, the number of which will depend on which Annual Meeting is the first Annual Meeting occurring concurrently with, or after he or she becomes a Director, as set forth in the table below:


                                                                        The Director's
                  If the Director's First                               Option will be for the
                  Annual Meeting is the:                                Following Number of Shares:
                  ----------------------                                ---------------------------
                  2000 Annual Meeting                                             4,000
                  2001 Annual Meeting                                             3,000
                  2002 Annual Meeting                                             2,000
                  2003 Annual Meeting                                             1,000

                  (b) Schedule Under Which Options Become Fully Exercisable. Each Option granted under the Plan on or before the date of the 2000 Annual Meeting shall be exercisable for 1,000 shares of Stock as of the date of the 2000 Annual Meeting. Each such Option will become exercisable for an additional 1,000 shares of Stock as of the date of each successive Annual Meeting, until it is exercisable in full. Each Option granted under the Plan after the date of the 2000 Annual Meeting shall be immediately exercisable for 1,000 shares of Stock, unless it is granted within 60 days prior to an Annual Meeting, and shall be exercisable for an additional 1,000 shares of Stock as of the date of each successive Annual Meeting, until it is exercisable in full.

                  (c) Option Price. The Option price of each share of Stock purchasable under an Option shall be the Fair Market Value per Share on the date of grant.

                  (d) Option Agreement. Each Option granted under this Plan shall be evidenced by a stock option agreement ("Stock Option Agreement") that is duly executed on behalf of the Corporation and by the Director to whom the Option is granted. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and in such form, not inconsistent with this Plan, as the Board of Directors shall from time to time approve. Appropriate officers of the Corporation are hereby authorized to execute and deliver Stock Option Agreements on behalf of the Corporation.

                  (e) Manner of Exercise. Any Option (subject to Section 6(b)) may be exercised from time to time, in whole, or in part in minimum installments of 500 shares, by giving written notice to the Corporation, signed by the person exercising the Option, stating the number of shares of Stock with respect to which the Option is being exercised, accompanied by payment of the full consideration for the shares as to which the Option is being exercised, in one or a combination of the following alternative forms:


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(i) cash, or (ii) shares of Stock already owned by the person exercising the
Option, valued at the Fair Market Value per Share of Stock on the date of exercise.

                  (f) Expiration of Options. The unexercised portion of each Option shall automatically and without notice expire and become null and void at the time of the earliest to occur of the following:

                  (i) the expiration of seven years from the date the Option was granted;

                  (ii) the expiration of three months after the Optionee ceases to be a Director, other than by reason of permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), death, or for cause;

                  (iii) the expiration of one year following the death or permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of the Optionee; or

                  (iv) the termination of the Optionee's service as a Director, if such termination is for cause (the Board of Directors shall have the right to determine what constitutes cause, and such determination shall be conclusive and binding for all purposes).

                  (g) Options are Nonqualified. Each Option granted under this Plan shall be a nonqualified stock option which does not qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

SECTION 7.        NONTRANSFERABILITY OF OPTIONS

                  No Option shall be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee personally or by the Optionee's legal representative.

SECTION 8.        NO RIGHT TO CONTINUE AS DIRECTOR

                  Neither this Plan nor the granting of an Option, nor any other action taken pursuant to this Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Board of Directors will nominate any Director for re-election, or that the Corporation will retain a Director for any period of time, or at any particular rate of compensation.




SECTION 9.        RIGHTS AS A SHAREHOLDER


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                  An Optionee or a transferee of an Option pursuant to Section 7 shall have no rights as a Shareholder with respect to any Stock that is the subject of either an unexercised or exercised Option until the Optionee or such transferee shall have become the holder of record of such Stock, and no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect of such Stock for which the record date is prior to the date on which the Optionee or such transferee shall have in fact become the holder of record of the Stock acquired pursuant to the Option.

SECTION 10.       ADJUSTMENT IN THE NUMBER OF SHARES AND IN OPTION PRICE

                  In the event there is any change in the number of shares of Stock through the declaration of stock dividends or stock splits or through recapitalization or merger or consolidation or combination of shares or otherwise, the Board of Directors shall make such adjustment, if any, as it may deem appropriate in the number of shares of Stock available for Options as well as the number of shares of Stock subject to any outstanding Options, the option price thereof and any other terms it deems appropriate. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to any Option without payment therefor. The grant of Options under this Plan shall not affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 11.       USE OF PROCEEDS

                  The cash proceeds received by the Corporation from the issuance of shares pursuant to Options under this Plan shall be used for general corporate purposes.

SECTION 12.       TAX WITHHOLDING

                  The delivery of any shares of Common Stock under the Plan shall be for the account of the Company and any such delivery or distribution shall not be made until the recipient shall have made satisfactory arrangements for the payment of any applicable withholding taxes.

SECTION 13.       EFFECTIVE DATE AND TERM OF THIS PLAN

                  (a) This Plan shall become effective on April 21, 1999, provided that the holders of a majority of all of the shares of the Corporation's Stock issued and outstanding shall, by vote at a meeting of shareholders duly called and held or by written consent, have approved this Plan.

                  (b) Unless previously terminated in accordance with Section 14 of this Plan, this Plan shall terminate at the close of business on May 30, 2003, after which no

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Options shall be granted under this Plan. Such termination shall not affect any
Options granted prior to such termination.

SECTION 14.       AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN

                  The Board of Directors may, from time to time, terminate or suspend this Plan, in whole or in part, or amend this Plan from time to time, including the adoption of amendments deemed necessary or desirable to qualify the Options under rules and regulations promulgated by the Securities and Exchange Commission with respect to directors who are subject to the provisions of Section 16 of the Securities Exchange Act of 1934 (the "Act"), or to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Option granted hereunder, without the approval of the Shareholders of the Corporation; except that no such action shall be taken which would: (i) materially increase the benefits accruing to participants under this Plan, materially increase the number of securities which may be issued under this Plan (except as permitted in Section 10), or materially modify the eligibility requirements for participation in this Plan, (ii) cause this Plan not to satisfy the applicable requirements of Rule 16b-3 under the Act, or (iii) impair the rights of any Optionee under any Option previously granted under this Plan without the Optionee's consent. In no event shall any provision of this Plan dealing with persons who are designated to receive grants or awards, the amount or price of securities to be granted or awarded, or the timing, of grants or awards, be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

SECTION 15.       LIMITATION ON ISSUE OR TRANSFER OF SHARES

                  Notwithstanding any provisions of this Plan or the terms of any Option, the Corporation shall not be required to issue any shares of Stock, or transfer on its books and records any shares of Stock if such issue or transfer would, in the judgment of the Board of Directors or of counsel for the Corporation, constitute a violation of any state or Federal law, or of the rules or regulations of any governmental regulatory body, or any securities exchange or automated dealer quotation system. An Optionee desiring to exercise an Option may be required by the Corporation, as a condition of the effectiveness of any exercise of an Option, to agree in writing that all securities to be acquired pursuant to such exercise shall be held for his or her account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect, and that such shares will not be transferred or disposed of except in compliance with applicable federal and state securities laws.

SECTION 16.       CHANGE IN CONTROL

                  (a) In the case of a Change in Control (as defined below) of the Corporation, unless the Board of Directors determines otherwise, each Option then outstanding shall become exercisable in full immediately prior to such Change in Control.


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                  (b) Any determination by the Board of Directors made pursuant to this Section may be made as to all outstanding Options or only as to certain Options specified by the Board of Directors and any such determinations shall be made in cases covered by subparagraphs 16(c)(i) and (ii) below prior to or as soon as practicable after the occurrence of such event and in the cases covered by subparagraphs 16(c)(iii) or (iv) prior to the occurrence of such event.

                  (c) A Change in Control shall occur if:

                     (i) Any "person" or "group of persons" as such terms are defined in Section 13(d) and 14(c) of the Act directly or indirectly purchases or otherwise becomes the "beneficial owner" (as defined in the Act) or has the right to acquire such beneficial ownership (whether or not such right is exercised immediately, with the passage of time or subject to any condition) of voting securities representing forty percent (40%) or more of the combined voting power of all outstanding voting securities of the Corporation,

                     (ii) During any period of two consecutive years the individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least the majority of the members thereof unless (1) there are five or more directors then still in office who were directors at the beginning of the period and (2) the election or the nomination for election by the Corporation's shareholders of each new director was approved by at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period,

                     (iii) The shareholders of the Corporation shall approve an agreement to merge or consolidate the Corporation with or into another corporation as a result of which less than fifty percent (50%) of the outstanding voting securities of the surviving or resulting entity are or are to be owned by the former shareholders of the Corporation (excluding from former shareholders a shareholder who is or as a result of the transaction in question, becomes an "affiliate" as defined in Rule 12b-2 under the Act of any party to such consolidation or merger), or

                     (iv) The shareholders of the Corporation shall approve the sale of all or substantially all of the Corporation's business and/or assets to a person or entity that is not a wholly-owned subsidiary of the Corporation.

SECTION 17.       NO SEGREGATION OF CASH OR SHARES

                  The Corporation shall not be required to segregate any shares of Stock that may at any time be represented by Options, and the Plan shall constitute an "unfunded" plan of the Corporation. No Director shall have rights with respect to shares of Stock prior to the delivery of such shares. The Corporation shall not, by any provisions of the Plan, be deemed to be a trustee of any Stock or any other properties and the liabilities of the Corporation to any Director pursuant to the Plan shall be those



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of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any Director, former Director or beneficiary under the Plan shall be limited to those of a general creditor of the Corporation.

SECTION 18.       DELIVERY OF SHARES

                  No shares shall be delivered pursuant to any exercise of an Option under the Plan unless the requirements of such laws and regulations as may be deemed by the Board of Directors to be applicable thereto are satisfied. All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Board of Directors may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 19.       GOVERNING LAW

                  This Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Michigan and construed in accordance therewith.

SECTION 20.       SEVERABILITY

                  If any provision of the Plan, or any term or condition of any Option granted thereunder, is invalid, such provision, term, condition or application shall to that extent be void (or, in the discretion of the Board of Directors, such provision, term or condition may be amended so as to avoid such invalidity or failure), and shall not affect other provisions, terms or conditions or applications thereof, and to this extent such provisions, terms and conditions are severable.


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